SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

MCB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

CALIFORNIA
(Jurisdiction of Incorporation or Organization)

68-0300300
(IRS Employer Identification Number)

1248 FIFTH AVENUE, SAN RAFAEL, CALIFORNIA
(Address of registrant's principal executive office)

94901
(Zip Code)

Securities Act Registration Statement and file number to which this form relates: ___ (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each Class                 Name of Each Exchange on Which
            to Be Registered                    Each class Is to be Registered

            Common Stock, No Par Value          American Stock Exchange, LLC


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.[X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities to be registered pursuant to Section 12(g) of the Act:

None
(Title of Class)

Item 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

    The Registrant incorporates by reference herein the description of the Registrant's Common Stock, no par value, appearing under the caption, "Description of MCB Financial's Securities," in the Prospectus contained in the Registrant's Registration Statement on Form S-4 (Registration No. 33-76832), as filed with the Securities and Exchange Commission on May 12, 1994 under the Securities Act of 1933, as amended.


Item 2.    EXHIBITS.

1. Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 (incorporated by reference, File No. 33-76832, filed March 29, 1999);

2. Quarterly Report on Form 10-QSB for the quarter ended March 31, 1999 (incorporated by reference, File No. 33-76832, filed May 14, 1999);

3. Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999 (incorporated by reference, File No. 33-76832, filed August 13, 1999);

4. Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 (incorporated by reference, File No. 33-76832, filed November 15, 1999);

5. Current Report on Form 8-K dated January 19, 1999 (incorporated by reference, File No. 33-76832, filed January 25, 1999);

6. Current Report on Form 8-K dated January 26, 1999 (incorporated by reference, File No. 33-76832, filed January 26, 1999);

7. Current Report on Form 8-K dated September 14, 1999 (incorporated by reference, File No. 33-76832, filed September 15, 1999);

8. Proxy Statement dated April 26, 1999 (incorporated by reference, File No. 33-76832, filed April 27, 1999);

9. (a) Restated Articles of Incorporation (incorporated by reference to exhibit
(3)(a) to the registrant's Quarterly Report on Form 10-QSB for its quarter ended September 30, 1998, File No. 33-76832, filed November 13, 1998).

(b) By-laws (incorporated by reference to the registrant's registration statement on Form S-4, File No. 33-76832, filed May 12, 1994).

(c) Rights Agreement entered into between MCB Financial Corporation and U.S. Stock Transfer Corporation, dated as of January 19, 1999 (incorporated by reference to Exhibit 4 to the Current Report on Form 8-K dated January 19, 1999, File No. 33-76832, filed January 25, 1999).

(d) 1989 Stock Option Plan (incorporated by reference to the registrant's registration statement on Form S-4, File No. 33-76832, filed May 12, 1994).

(e) 1999 Stock Option Plan (incorporated by reference to Exhibit A to the registrant's Proxy Statement dated April 26, 1999, File No. 33-76832, filed April 27, 1999).

10. A specimen certificate evidencing shares of Common Stock of MCB Financial Corporation (incorporated by reference to Exhibit 7 to the registrant's registration statement on Form 8-A, filed August 5, 1999.


Signature

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:   November 17, 1999

MCB Financial Corporation

By:    /s/  Charles O. Hall
            Name:  Charles O. Hall
            Its President and Chief Executive Officer